Disposition of Generation Facilities (Notes)	12 Months Ended
Dec. 31, 2017
Disposition of Generation Facilities [Abstract]
Disposition Of Long-Lived Assets [Text Block]
DISPOSITION OF GENERATION FACILITIES

Retirement of Generation Facilities

Luminant announced plans to retire three power plants with a total installed nameplate generation capacity of approximately 4,167 MW and two lignite mines. The plants were retired in January and February 2018. Luminant decided to retire these units given that they are projected to be uneconomic based on current market conditions and given the significant environmental costs associated with operating such units. In the case of the Sandow units, the decision also reflected the execution of a Settlement Agreement discussed below. The following table details the units retired.

Name	Location (all in the state of Texas)	Fuel Type	Installed Nameplate Generation Capacity (MW)	Number of Units	Date Units Taken Offline
Monticello	Titus County	Lignite/Coal	1,880	3	January 4, 2018
Sandow	Milam County	Lignite	1,137	2	January 11, 2018
Big Brown	Freestone County	Lignite/Coal	1,150	2	February 12, 2018
Total			4,167	7

In September and October 2017, we decided to retire our Monticello, Sandow and Big Brown plants and a related mine which supplies the Sandow plants. Management had previously announced its decisions to retire mines which supply the Monticello and Big Brown plants. The Monticello and Sandow plants were retired in January and the Big Brown plant in February 2018. We recorded a charge of approximately $206 million related to the retirements, including employee-related severance costs, non-cash charges for writing off materials inventory and capitalized improvements and changes to the timing and amounts of asset retirement obligations for mining and plant-related reclamation at these facilities. The charge, all of which related to our Wholesale Generation segment, was recorded to operating costs and impairment of long-lived assets in our statements of consolidated income (loss). In addition, we will continue the ongoing reclamation work at the plants' mines.

In October 2017, the Company and Alcoa entered into a contract termination agreement pursuant to which the parties agreed to an early settlement of a long-standing power and mining agreement. In consideration for the early termination, Alcoa made a payment to Luminant of approximately $238 million in October 2017. In the three months ended December 31, 2017, we recorded a gain related to the impacts of the Settlement Agreement in our consolidated financial statements totaling approximately $11 million, which included the receipt of the cash payment, the acquisition of real property and the incurrence of certain liabilities and asset retirement obligations associated with the real property acquired, along with the elimination of a related electric supply contract intangible asset on our consolidated balance sheet (see Note 7). The contract had been important to the overall economic viability of the Sandow plant.

Regulatory Review — As part of the retirement process, Luminant filed notices with ERCOT, which triggered a reliability review regarding such proposed retirements. In October and November 2017, ERCOT determined the units were not needed for reliability, and the units were taken offline in January and February 2018.

Gas Plant Sales Process

In conjunction with the regulatory review process as part of the Merger Agreement with Dynegy Inc., we are conducting a competitive sales process for our Stryker Creek, Graham and Trinidad plants that would reduce our overall installed generation capacity in the ERCOT market. Pursuant to that sales process, we have classified our Stryker Creek, Graham and Trinidad natural gas generation facilities with a total installed nameplate generation capacity of approximately 1,559 MW as assets held-for sale. At December 31, 2017, these assets totaled $16 million and are included in other current assets in the consolidated balance sheet.

Impairment of Lignite/Coal Fueled Generation and Mining Assets

We evaluated our generation assets for impairment during 2015 as a result of impairment indicators related to the continued decline in forecasted wholesale electricity prices in ERCOT. Our evaluations concluded that impairments existed, and the carrying values at our Big Brown, Martin Lake, Monticello, Sandow 4 and Sandow 5 generation facilities and related mining facilities were reduced in total by $2.541 billion.

Our fair value measurement for these assets was determined based on an income approach that utilized probability-weighted estimates of discounted future cash flows, which were Level 3 fair value measurements (see Note 15). Key inputs into the fair value measurement for these assets included current forecasted wholesale electricity prices in ERCOT, forecasted fuel prices, capital and operating expenditure forecasts and discount rates.